EXHIBIT 10.4

EXECUTION COPY

SUPPLEMENT NO. 1 TO GUARANTEE AGREEMENT

This SUPPLEMENT NO. 1 (this “Supplement”), dated as of December 28, 2011, to the Guarantee Agreement, dated as of March 17, 2010 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), among each of the subsidiaries of SOLUTIA INC., a Delaware corporation (the “Borrower”) listed on Schedule I thereto (each such subsidiary individually, a “Subsidiary Guarantor” and collectively, together with each other Subsidiary that becomes a party thereto, the “Subsidiary Guarantors”) in favor of DEUTSCHE BANK TRUST COMPANY AMERICAS, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) on behalf of the Secured Parties (as defined in the Credit Agreement referred to below).

A.           Reference is made to the Credit Agreement, dated as of March 17, 2010 (as amended by the Amendment No. 1, dated as of March 3, 2011, and as otherwise amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), among the Borrower, the Collateral Agent, Deutsche Bank Trust Company Americas, as administrative agent (in such capacity and together with any successors in such capacity, the “Administrative Agent”) for the Lenders (as defined herein), the lending institutions from time to time party thereto (the “Lenders”), and the other parties thereto.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B.           The Guarantor has entered into the Guarantee Agreement in order to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make Loans to the Borrower and issue Letters of Credit under the Credit Agreement.

C.           Pursuant to Section 5.15 of the Credit Agreement and Section 19 of the Guarantee Agreement, each Subsidiary (other than any Excluded Subsidiary) of the Borrower that was not in existence or not a Subsidiary on the date of the Credit Agreement is required to enter into the Guarantee Agreement upon becoming a Subsidiary.  The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the Credit Agreement and Guarantee Agreement to become a Guarantor under the Guarantee Agreement.

Accordingly, the Collateral Agent and the New Subsidiary agree as follows:

SECTION 1.       In accordance with Section 19 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct (or true and correct in all material respects if not otherwise qualified by materiality or a Material Adverse Effect) on and as of the date hereof (except to the extent that they expressly relate to an earlier date, in which case they shall be true and correct (or true and correct in all material respects if not otherwise qualified by materiality or a Material Adverse Effect) as of such earlier date).  As of the date hereof, each reference to a Guarantor in the Guarantee Agreement shall be deemed to include the New Subsidiary.  The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2.       The New Subsidiary represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.       This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4.       Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5.       THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6.       In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.       All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  All communications and notices hereunder to the New Subsidiary shall be given to it c/o the Borrower at the Borrower’s address as provided in Section 9.01 of the Credit Agreement, with a copy to the Borrower.

SECTION 8.       The New Subsidiary agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent in each case in accordance with the terms of the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the New Subsidiary and the Collateral Agent have duly executed this Supplement as of the day and year first above written.

SOUTHWALL TECHNOLOGIES INC.

By: /s/James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Supplement No. 1 to Guarantee Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS,
as Collateral Agent

By: /s/ Carin Keegan
Name: Carin Keegan
Title: Director
Address:

By: /s/Omayra Laucella
Name: Omayra Laucella
Title: Vice President
Address:

[Signature Page to Supplement No. 1 to Guarantee Agreement]